Supplement dated December 16, 2008 to the following Prospectuses dated May 1, 2008:

MultiOption [registered trademark] Advisor Variable Annuity (B Class, C Class and L Class)Product Prospectus)
MultiOption[registered trademark] Extra Variable Annuity (Product
Prospectus)
MultiOption[registered trademark] Legend Variable Annuity (Product
Prospectus)
Variable Adjustable Life (VAL)
Variable Adjustable Life Second Death (VAL SD)
Variable Adjustable Life Horizon (VAL Horizon)
Variable Adjustable Life Summit (VAL Summit)
Variable Adjustable Life Survivor (VAL Survivor)

Supplement dated December 16, 2008 to the following:

MultiOption[registered trademark] Achiever Annuity
MultiOption[registered trademark] Classic Annuity

The Putnam V.T. New Value Fund Class IB Shares sub account is closed to new investments effective January 5, 2009. New investments are defined as purchase payments or transfers in from contract owners or policyholders who do not have a contract or policy value allocated to that sub account on January 5, 2009. Prior to the merger, contract owners or policyholders may transfer value out of the sub account invested in the Putnam V.T. New Value Fund Class IB Shares and into any other investment option under the contract/policy without any fees or charges (and without the transfer counting as a transfer for purposes of any limit on the number of free transfers or any limit on the number of transfers under the contracts/policies).

Effective on February 13, 2009, the Putnam V.T. Equity Income Fund Class IB Shares will be added to the above listed products.

Effective on February 13, 2009, the Putnam V.T. New Value Fund Class IB Shares sub account will merge into the Putnam V.T. Equity Income Fund Class IB Shares sub account.














Investors should retain this supplement for future reference.
F70057 12 2008